Exhibit 99.1

INTRAOP MEDICAL CORPORATION

Investor Presentation

May 2005

Safe-Harbor Statement

Certain statements contained in this presentation that are forward-looking in nature are based on the current beliefs of our management as well as assumptions made by and information currently available to management, including statements related to the markets for our products, general trends in our operations or financial results, plans, expectations, estimates and beliefs. In addition, when used in this presentation, the words "may," "could," "should," "anticipate," "believe," "estimate," "expect," "intend," "plan," "predict" and similar expressions and their variants, as they relate to us or our management, may identify forward-looking statements. These statements reflect our judgment as of the date of this presentation with respect to future events, the outcome of which is subject to risks, which may have a significant impact on our business, operating results or financial condition. You are cautioned that these forward-looking statements are inherently uncertain. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results or outcomes may vary materially from those described herein. We undertake no obligation to update forward-looking statements. The risks identified in the "Risk Factors" section of this presentation, among others, may impact forward-looking statements contained in this presentation.

Company Overview

     o Intraop Medical produces the Mobetron for use in Intraoperative Radiation Therapy (IORT)
          -    Applies radiation therapy to cancer sites during surgery
          -    510K approved product
          -    12 units sold

     o Intraop owns a radiation sensitizing pharmaceutical that has completed FDA phase I & II trials

Key Facts


Symbol                                          IOPM.OB (OTC BB)*
Corporate Headquarters                          Santa Clara, CA
Stock Price (5/13/05) and 52-Week Range         $1.20       $0.55 to $2.20
Basic and Fully Diluted Shares Outstanding      17,637,763   /   20,751,924**
Float                                           2,351,735
Market Cap (5/13/05)                            $24,902,309
Volume (daily 90-day average)                   9,129
Cash (12/31/04)                                 $333,200
Debt  (12/31/04)***                             $4,581,526
Operating expenses (mrq)                        $523,000
Insider Ownership Shares                        13% of fully diluted
Institutional Ownership Shares                  7% of fully diluted
Full-time Employees (05/01/05)                  12 (incl. 1 contract)
Fiscal Year                                     September, 30th
Accounting Firm                                 Stonefield Josephson, Inc.


     *    Completed reverse merger March 2005

     **   Reflects 18,400,189 shares unregistered

     *** Excludes related party notes, converting promissory notes and convertible bridge notes

Management and Board

Management
     o    Donald Goer, Ph.D. -- President & CEO
     o    Howard Solovei -- Chief Financial Officer
     o    Rich Simon -- VP of Engineering & Operations
     o    Rick Belford -- QA Manager
     o    Tom Cook -- Service Manager

Directors
     o    Donald Goer, Ph.D. -- President, Co-Founder
     o    Mary Louise Meurk -- Secretary & Co-Founder
     o    John Matheu -- former V.P. of Pfizer
     o    Theodore L. Phillips, M.D. -- Professor, UCSF
     o    Michael Friebe -- President/CEO of Tomovation GmbH

IORT Benefits
     o    Improves cancer survival rates and local control
     o    Can replace some post-surgical radiation therapy
     o Radiation is applied directly to the tumor or tumor bed without traversing overlying tissue
     o Treatment dose is 1.5 to 2 times more biologically effective than an equivalent conventional radiation therapy dose

IORT Clinical Applications

Emerging Applications
     o    Breast Cancer
     o    Early Stage Disease
     o    Pediatric Disease
     o    Prostate Cancer
     o    Lung Cancer

Traditional Applications
     o    Advanced rectal cancer
     o    Recurrent rectal cancer
     o    Advanced GYN disease
     o    Recurrent GYN disease
     o    Pancreatic cancer
     o    Gastric Cancer
     o    Bladder Cancer
     o    Bladder Cancer
     o    Soft Tissue Sarcomas
     o    Retroperitoneal Sarcomas
     o    Head and Neck Cancer
     o    Hepatabiliary Cancer
     o    Esophageal Cancer
     o    CNS tumors

IORT Market Size

Estimated at $2 billion in sales worldwide:

Advanced Disease - Rectal, H&N, GYN, GU, etc.
---------------------------------------------
     o 1,350 (centers / institution that could benefit from the Mobetron Systems worldwide)

Breast and Lung Disease
-----------------------
     o 650 (centers / institutions that could benefit from the Mobetron Systems worldwide as new IORT applications emerge)
     o    Mobile, truck-borne Mobetrons for community hospital clients

Coronary Vascular Applications
------------------------------
     o New applications for IORT in this field will dramatically increase demand

Radiation Sensitizer Pharmaceuticals
------------------------------------
     o    Potential worldwide annual demand for advanced disease -- $100,000,000
          o    30 - 50,000 patients/year at $2,000 per patient

Challenges to Performing Traditional IORT

     o    Traditional IORT adoption has been slowed by:

          - Facilities Limitations -- Required shielding made most operating rooms unsuitable for a conventional machine
          - Logistical Constraints -- Patient transport from the operating room to the shielded radiation room
          - Cost Considerations - Conventional machine and shielding costs upwards of $4 million

Mobetron Makes IORT Practical

Mobile:
Rolls Into Any Operating Room

Transportable:
Cost Effective to Share Between Hospitals

Light:
No Structural
Limitations

Self Shielding:
Eliminates Heroic Transfers and Dedicated OR's (can save clinic $3 mil in capex)

Mobetron Features

     o    Sells for approximately $1.2 million
     o    Variable energy electron accelerator - 4/6/9/12 MeV
     o    Lightweight: 3,000 lbs. - suitable to hospital structures
     o    Uniform dose and rapid depth cutoff
     o    Simple calibration and collimation
     o    Beam stopper tracks head
     o    Compact: fits easily into hallways, elevators and operating rooms
     o    Laser guided self docking isolates patient form accelerator head

Traditional Approach v. Mobetron
Locally Advanced Rectal Cancer

-----------------------------------------------------------------------
                                             5-year             5-year
Study                     # Patients       L.C. (%)       Survival (%)
-----------------------------------------------------------------------
Traditional                      N/A       10 - 20%                25%
Approach*
-----------------------------------------------------------------------
IORT/Mobetron
Study:
-----------------------------------------------------------------------
Mayo Clinic                       56            84%                46%
-----------------------------------------------------------------------
MGH                 40 Complete Res.            91%                63%
                          24 Partial            63%                35%
                           Resection
-----------------------------------------------------------------------
Eindhoven                        260            82%     88% w/complete
                                                              response
                                                         60% w/partial
                                                              response
                                                     32% w/no response
-----------------------------------------------------------------------
Spain                             94   94% (4-year)       65% (4-year)
-----------------------------------------------------------------------
Rome                              38            69%                60%
-----------------------------------------------------------------------

* Refers to external beam only radiation therapy

Competition

     o    Alternatives methods to deliver IORT are:
          - Operate and Transport - adds risk, ties up costly resources, requires shielding
          - Operating room in Basement - ties up costly resources, requires shielding

     o    Lower quality system from Italy
          -    Unreliable, has shielding problems
          -    Poorly accepted even in Italy
          -    Violates Intraop patents
          -    Provider is in Bankruptcy

     o    Low energy x-rays (Zeiss)
          -    Limited to 3 centimeter field
          -    Possible competition in restinosis market

Intraop Sustainable Advantage

     o Twelve units ($11.2 million sales) at influential research centers -- first placement UCSF 1997 & Mayo Clinic 2001
     o    IORT reimbursement in U.S. and many foreign countries
     o    Patent protection in US, key European countries, Russia and Japan
     o    510k approval from FDA, CE Mark, JIS (Japan), SDA (China)
     o    5 - 7 year development lead
     o    Company and management are recognized leaders in the IORT community
     o    Strong sales pipeline

Distribution

     o Intraop Medical directly responsible for all U.S. distribution, currently only two sales people

     o    Intraop appoints qualified overseas agents and distributors:
          -    Chiyoda Technol in Japan
          -    MD51 in Italy
          -    Candela in Poland and parts of Eastern Europe
          -    Bioterra in Spain
          -    Tomovation GmbH in Germany
          -    Arianne Medical in France, U.K. and Scandinavia
          -    Beijing Huilong New Technology in China
          -    Dover Medical in Israel
          -    Unison in Taiwan

Growth Opportunities

     o    Expansion into Europe and Asia
     o    Adoption of new applications for IORT
          o    Breast
          o    Lung
     o    Mobile IORT operations
          o    Allows penetration into smaller community hospitals
     o    Company owns Phase III cancer drug (radiation sensitizer Etanidazole)

Operating History

                                                                   Fiscal Year
                          ------------------------------------------------------
                              Incept to 2002        2003         2004    Q1 2005
Units                                     7           1            2          2
First Shipment: 1998

$ Thousands
Revenue                              $5,456      $1,367       $1,993     $2,361
Gross Margin                              -         151          206        493
Operating Expenses                        -       1,570        2,619        523
                                          -       -----        -----      -----
Operating Profit                          -      (1,419)      (2,413)       (30)
Interest Expense                          -         233        1,003        367
                                          -       -----        -----      -----
Net Loss                           $(10,066)    $(1,652)     $(3,416)     $(397)


Complete financial information prior to 2003 not public.



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

Debt Analysis

                                                                      Burdensome                    Manageable
                                                             --------------------------------------------------
Senior notes                                                          $3,000,000      (1)
Inventory Repurchase and Factoring Agreements                          2,687,000      (2)
Notes payable - related parties                                                                        807,425    (3)
Convertible promissory notes                                             480,000      (4)              395,000    (4)
Other convertible promissory notes                                                                   1,380,194    (5)
Other                                                                    226,526      (6)
                                                             ---------------------------------------------------------
Total *                                                               $6,393,526                    $2,582,619
Total all debt                                                                                      $8,976,145
                                                             =========================================================


     (1) Note due in March 2006 bears interest at 21% and is secured by all assets and 2.4 million shares

     (2) 4 agreements relating to purchase order and inventory finance cost approx. $1,150 per day in interest

     (3) Notes due officers and directors bear interest at 9%.

     (4) 9% convertible at $1.25, of which $395,000 will convert and $480,000 seek repayment.

     (5) 8% interest, convertible between $1.00 and $1.50

     (6) $171,183 due to Siemens from a previous manufacturing and distribution agreement; $55,343 due former director and unsecured accounts payable.

     * Burdensome portion of debt costs approx. $1.3 million in interest annually


Targets

                                                                              Fiscal Year
                                                               ------------------------------------------
                                                      Q1 2005        All 2005         2006          2007
                                            -------------------------------------------------------------
Unit Sales                                                  2           5 - 7      12 - 15            20+

Yr. End Headcount                                          11              20           30            40

$ Thousands

Sales Price Target per Unit                            $1,120          $1,150       $1,150        $1,150
  (Q1 2005 Actual)

Gross Margin Target per Unit                             $246            $250         $325          $375
  (Q1 2005 Actual)                                                         22%          28%           33%

Operating Profit *                                       ($30)        ($1,400)          $0            $$
(Before Interest and Taxes)

Net Margin Target                                          --              --           --         10.00%

                                            =============================================================


* Excludes $1.6 million of merger related non-cash expenses in FY 2005



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

Comparable Analysis

-------------------------------------------------------------------------------------------------------------------------
                                             Last price       Market         2005        2006   Mrkt Cap /    Mrkt Cap /
         Company name             Ticker       05/09/05          Cap      Revenue     Revenue     2005 Rev      2006 Rev
------------------------------- ------------ ----------- ------------ ------------ ----------- ------------ -------------
Medtronic, Inc.                     MDT          $52.09      $63,000      $10,110     $11,500         6.2x          5.5x
Guidant Corp                        GDT           73.71       23,780        4,050       4,660         5.9x          5.1x
Varian Medical Systems              VAR           33.80        4,510        1,410       1,580         3.2x          2.9x
Hologic, Inc.                      HOLX           35.97        780.5        275.4       309.4         2.8x          2.5x
Exactech, Inc.                     EXAC           14.12        157.5         90.5       103.5         1.7x          1.5x
VNUS Medical Tech, Inc.            VNUS           10.92        157.5         51.5        65.6         3.1x          2.4x
Conceptus, Inc.                    CPTS             6.1        155.4         17.8        28.7         8.7x          5.4x
E-Z-EM, Inc.                       EZEM           13.53        145.8        269.0       396.6         0.5x          0.4x
Spectranetics Corp.                SPNC            4.98        125.2         40.8        52.5         3.1x          2.4x
-------------------------------------------------------------------------------------------------------------------------
  Average                                                                                             3.9x          3.1x
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                             Last price        2005*     2005       2006*    2006
         Company name             Ticker       05/09/05     Earnings       PE    Earnings      PE
--------------------------------------------------------------------------------------------------
Medtronic, Inc.                     MDT          $52.09        $1.86    28.0x       $2.17   24.0x
Guidant Corp                        GDT           73.71         2.66    27.7x        3.06   24.1x
Varian Medical Systems              VAR           33.80         1.48    22.8x        1.69   20.0x
Hologic, Inc.                      HOLX           35.97         1.03    34.9x        0.96   37.5x
Exactech, Inc.                     EXAC           14.12
VNUS Medical Tech, Inc.            VNUS           10.92
Conceptus, Inc.                    CPTS             6.1
E-Z-EM, Inc.                       EZEM           13.53
Spectranetics Corp.                SPNC            4.98
--------------------------------------------------------------------------------------------------
  Average                                                               28.4x               26.4x
--------------------------------------------------------------------------------------------------
